UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2014

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement.

On September 5, 2014, Uranium Resources, Inc. (the “Company”) entered into an Asset Exchange Agreement (the “Agreement”) with Rio Grande Resources Corporation (“RGR”) and Uranco, Inc. (“Uranco”), a wholly owned subsidiary of the Company, pursuant to which Uranco will, subject to satisfaction of the closing conditions set forth in the Agreement, acquire from RGR certain uranium properties in South Texas in exchange for two parcels of fee-owned mineral rights and certain royalty interests in New Mexico. The Agreement does not provide for any cash or common stock consideration. The South Texas properties cover approximately 8,834 acres and include the Alta Mesa Este, Sejita Dome and Butler Ranch projects. The exchange is expected to close in the fourth quarter of 2014.

Each of the parties has made customary representations, warranties, covenants and agreements in the Agreement. In addition, the acquiring party in each case has agreed to indemnify the transferring party and its affiliates for certain liabilities relating to the transferred properties, including certain liabilities incurred before the signing of the Agreement. The exchange is subject to customary closing conditions, including the completion of environmental due diligence to the satisfaction of each of the parties. Prior to closing, any party may terminate the Agreement by providing notice to the other parties.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On September 8, 2014, the Company issued a press release with respect to the exchange described under Item 1.01 hereof, a copy of which is furnished with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
2.1	Asset Exchange Agreement, dated September 5, 2014, among Rio Grande Resources Corporation, Uranium Resources, Inc. and Uranco, Inc.
99.1	Press Release dated September 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2014

URANIUM RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Asset Exchange Agreement, dated September 5, 2014, among Rio Grande Resources Corporation, Uranium Resources, Inc. and Uranco, Inc.
99.1	Press Release dated September 8, 2014.